                     UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                     SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]   Filed by a Party other than the
                              Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                   TWIN CITY BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other
                 Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

        [LETTERHEAD OF TWIN CITY BANCORP, INC.]







                    April 14, 2000





Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of Twin City Bancorp, Inc. to be held at the main office of Twin
City Federal Savings Bank, 310 State at Edgemont, Bristol,
Tennessee on Monday, May 15, 2000 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, Twin City Federal Savings Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,


                              /s/ Thad R. Bowers

                              Thad R. Bowers
                              President

                TWIN CITY BANCORP, INC.
                 310 STATE AT EDGEMONT
                BRISTOL, TENNESSEE  37620
                    (423) 989-4400

________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON MAY 15, 2000
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Twin City Bancorp, Inc.
(the "Company") will be held at the main office of Twin City
Federal Savings Bank, 310 State at Edgemont, Bristol, Tennessee on Monday, May 15, 2000 at 4:00 p.m.

     A proxy statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1. The election of one director for a term of three years; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 5, 2000 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         /s/ Joanne Sturgill

                         JOANNE STURGILL
                         ASSISTANT SECRETARY

Bristol, Tennessee
April 14, 2000


________________________________________________________________
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

                    PROXY STATEMENT
                          OF
                TWIN CITY BANCORP, INC.
                 310 STATE AT EDGEMONT
               BRISTOL, TENNESSEE  37620


            ANNUAL MEETING OF STOCKHOLDERS
                     MAY 15, 2000


________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Twin City Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of Twin City Federal Savings Bank (the "Bank"), 310 State at Edgemont, Bristol, Tennessee on Monday, May 15, 2000 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about April 14, 2000.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Joanne Sturgill, Assistant Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.


     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
      VOTING SECURITIES AND BENEFICIAL OWNERSHIP
________________________________________________________________

     Stockholders of record as of the close of business on April 5, 2000 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,121,388 shares of common stock, par value $1.00 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors, nominees and executive officers of the Company as a group.

                                          AMOUNT AND        PERCENT OF
                                          NATURE OF          SHARES OF
NAME AND ADDRESS                          BENEFICIAL        COMMON STOCK
OF BENEFICIAL OWNER                       OWNERSHIP (1)    OUTSTANDING (2)
-------------------                       -------------    ---------------
Twin City Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
310 State at Edgemont
Bristol, Tennessee  37620                   99,655 (3)         8.89%

Robert L. and Elinor M. Baker
4892 Weaver Pike
Bluff City, Tennessee  37618               105,000             9.36%

Thad R. and Judith O. Bowers
14 Yorkshire
Bristol, Tennessee 37620                   120,047 (4)        10.30%

All directors, nominees and executive
  officers as a group (10 persons)         347,577 (5)        28.29%

___________
(1) A person is considered the beneficial owner of any shares of the Common Stock (1) over which he or she has or shares voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from the Record Date. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual or group.
(3) Includes 45,751 shares which have been allocated to the accounts of participants. The ESOP trustees, including Directors Burriss, Oakley, Wohlford and Vann, vote all allocated shares in accordance with instructions of the participants; unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(4) Includes 43,797 shares which Mr. and Mrs. Bowers had a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date and 4,050 shares of restricted stock which are scheduled to vest within 60 days of Record Date.
(5) Excludes 53,904 unallocated shares held by the ESOP. Includes 107,133 shares which all directors and executive officers as a group had a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date and 9,450 shares of restricted stock which are scheduled to vest within 60 days of the Record Date.

________________________________________________________________
               ELECTION OF DIRECTORS
________________________________________________________________

General

    The Company's Board of Directors currently consists of five members. The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board of Directors has nominated Paul R. Wohlford to serve as a director for a term of three years.
Under Tennessee law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

    The following table sets forth the name of the nominee for election as director and the directors whose terms expire in future years. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Bank, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                 SHARES OF
                                        YEAR FIRST              COMMON STOCK
                            AGE AT      ELECTED AS    CURRENT   BENEFICIALLY
                          DECEMBER 31,  DIRECTOR OF    TERM      OWNED AT THE    PERCENT
NAME                         1999        THE BANK(1)  TO EXPIRE  RECORD DATE(2)  OF CLASS
----                     ------------   -----------   ---------  --------------  --------
                                BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

Paul R. Wohlford             60          1990            2000        19,005       1.68%

                                     DIRECTORS CONTINUING IN OFFICE

William C. Burriss, Jr.      58          1985           2001         56,438       5.00

John M. Vann                 41          1999           2001          5,094       0.45

Thad R. Bowers               61          1982           2002        120,047 (3)  10.30

Sid Oakley                   53          1987           2002         17,321       1.54

___________
(1) All directors were appointed as directors of the Company in 1994 in connection with the incorporation of the Company, with the exception of Mr. Vann who become a director of the Company in 1999.
(2) Excludes unallocated shares held by the ESOP and certain shares held by the Bank's defined contribution thrift plan (see "Voting Securities and Beneficial Ownership"); includes 43,797, 6,738, 6,738, 6,738 and 2,694 shares which Messrs. Bowers, Burriss, Oakley, Wohlford and Vann, respectively, had or shared a right to purchase pursuant to the exercise of stock options exercisable within 60 days of the Record Date. Includes 4,050 shares of restricted stock which are scheduled to vest to Mr. and Mrs. Bowers within 60 days of the Record Date.
(3) Includes shares beneficially owned by Mr. Bowers' wife, Judith O. Bowers.

    Set forth below is information concerning the Company's nominees for election as director and continuing directors.
Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    PAUL R. WOHLFORD is an attorney in Bristol, Tennessee.
Mr. Wohlford has also served as a juvenile court judge for the City of Bristol since 1990. He is a member of the Bristol Regional Medical Center Ethics Committee and serves as Vice President of the National Council of Juvenile and Family Court Judges.

    WILLIAM C. BURRISS, JR. is President of BurWil
Construction Co., Inc., Bristol, Tennessee. Mr. Burriss serves as Chairman of the Board of the Company and the Bank. He also serves on the advisory board of the Salvation Army of Bristol and is a member of the Bristol Host Lions Club.

    JOHN M. VANN is President and Chief Executive Officer of Clinical Trial Management Services, Inc, a contract research organization located in Bristol, Tennessee and Winston-Salem, North Carolina. Mr. Vann is an Elder of the First Presbyterian Church, serves on the Board of Directors of the United Way of Bristol and is active in various youth groups.

    THAD R. BOWERS is President and Chief Executive Officer of the Company and the Bank. He joined the Bank in 1960 and became President and Chief Executive Officer in 1980. Mr. Bowers previously served on the Bristol, Tennessee School Board, as Chairman of the Bristol, Tennessee Parks and Recreation Commission and on the boards of directors of various local charities and service organizations.

    SID OAKLEY is General Manager of Oakley-Cook Funeral Home, Bristol, Tennessee, and Vice President and General Manager of Heritage Family Funeral Services, Inc., Elizabethton, Tennessee. Mr. Oakley is a member and Past-President of the Bristol Rotary Club, the Bristol Chamber of Commerce and Volunteer Bristol.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Bank hold regular meetings and special meetings as needed. During the year ended December 31, 1999, each Board met 12 times. No nominee for election as a director or continuing director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended December 31, 1999 and the total number of meetings held by committees on which he served during such fiscal year.

    The Company's full Board of Directors acts as an audit committee and met once in this capacity following fiscal 1999 to examine and approve the independent audit report.

    While the Company does not have a compensation committee, the executive committee of the Bank's Board of Directors acts as a compensation committee which, for fiscal 1999, included Directors Burriss, Oakley, Vann and Wohlford. This committee reviews the performance of the Bank's officers and met twice in fiscal 1999.

    The Company does not have a standing nominating committee. Under the Company's current Bylaws, the Company's full Board of Directors acts as a nominating committee and met once in this capacity to select management nominee for election as director.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for the fiscal years ended December 31, 1999, 1998 and 1997 awarded to or earned by the Company's Chief Executive Officer, for services rendered in all capacities to the Company and its subsidiaries.

                                     ANNUAL COMPENSATION
                                  ------------------------------
  NAME AND                FISCAL                    OTHER ANNUAL      ALL OTHER
PRINCIPAL POSITION         YEAR   SALARY    BONUS   COMPENSATION   COMPENSATION(1)
------------------        ------  ------    -----   ------------   ---------------
Thad R. Bowers             1999   $123,760  $34,189      --           $14,788
Chief Executive Officer    1998    119,000   31,907      --            15,127
                           1997    114,400   30,674      --            14,952

_____________
1 For 1999, consists of directors' fees ($8,800), salary for services as President of a subsidiary of the Bank ($1,250), and matching contribution to defined contribution thrift plan ($4,738).

    YEAR-END OPTION VALUES. The following table sets forth information regarding the number and potential value at the end of the year of options held by the Company's Chief Executive Officer, excluding options held by his wife. The Chief Executive Officer did not exercise any options during the last fiscal year.

                           NUMBER OF                    VALUE OF
                     SECURITIES UNDERLYING             EXERCISABLE
                         EXERCISABLE                  IN-THE-MONEY
                     OPTIONS AT YEAR-END           OPTIONS AT YEAR-END
NAME                EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE (2)
----                -------------------------  -----------------------------
Thad R. Bowers          26,952/6,738                $199,884/$49,996

_____________
1 Based on the difference between the $16.75 closing sale price of shares on December 31, 1999 as reported on the Nasdaq SmallCap MarketSM and the exercise price per share.

DIRECTOR COMPENSATION

    FEES. The Bank's directors receive fees of $400 per monthly meeting attended, $100 per executive committee meeting attended and a retainer of $1,000 per quarter. Mr. Burriss, as Chairman of the Board, receives an additional $300 per month. For fiscal 1999, the Bank's directors' fees totaled $55,979. Directors do not receive additional fees for service on the Company's Board of Directors.

    DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has established a deferred compensation plan (the "Deferred Compensation Plan") for the benefit of members of the Bank's Board of Directors, its President and such other executive officers of the Bank as the Board of Directors may select for participation. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and eligible officers may elect to defer receipt of up to 25% of their future compensation. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited quarterly with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, between either Common Stock or the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may determine the time and form of benefit payments, and may cease future deferrals any time.

EMPLOYMENT AGREEMENTS

    The Company and the Bank have entered into employment agreements with Thad R. Bowers, President and Chief Executive Officer of the Bank and the Company. In such capacities, Mr. Bowers is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Board of Directors. Such Boards believe that the agreements assure fair treatment of Mr. Bowers in relation to his career with the Company and the Bank by assuring him of some financial security.

    The agreements provide for a term of one year, with an annual base salary currently equal to $128,710 per year. On each anniversary date of the agreements, the Board will duly consider and determine whether to extend the term of employment under the agreements, and Mr. Bowers' term of employment under the agreements may be extended to up to thirty-six months, upon a determination by the Boards of Directors that the performance of Mr. Bowers has met the required performance requirements and standards and that such agreements should be extended. The agreements provide Mr. Bowers with a salary review by the Boards of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreements will terminate upon Mr. Bowers' death or disability and are terminable for "just cause" as defined in the agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bowers without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreements (but not in an aggregate amount in excess of three times his five years' average annual compensation). If the agreements are terminated due to Mr. Bowers' disability (as defined in the agreement), his salary and benefits will terminate. In the event of Mr. Bowers' death during the term of the agreements, his estate will be entitled to receive his salary through the end of the month in which his death occurs. Severance benefits payable to Mr. Bowers will be paid in a lump sum or in installments, as he elects. Mr. Bowers is able to terminate the agreements voluntarily by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The agreements contain provisions stating that in the event of Mr. Bowers' involuntary termination of employment in connection with, or within one year after, any change in control (as defined in the agreements) of the Bank or the Company, other than for just cause or disability (as defined in the agreements), he will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code) and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Internal Revenue
Code) that he receives on account of the change in control. Under the agreements, control generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period ("Continuing Directors") cease to constitute two-thirds of the Board of Directors of the Company or the Bank, provided that a replacement director approved by a two-thirds vote of the Continuing Directors then in office would be considered a Continuing Director. The agreement with the Bank provides that within five business days of a change in control not approved by the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bowers' base amount, that will be used to pay the amounts owed to him upon termination other than for just cause within one year after the change in control. The amount to be paid to Mr. Bowers from this trust upon his termination is determined according to the procedures outlined in the agreement with the Bank, and any money not paid to him is returned to the Bank. The agreements also provide for a similar lump sum payment to be made in the event of Mr. Bowers' voluntary termination of employment within one year following a change in control upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a reduction in his base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position with the Bank,
(v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Bowers assuming his termination of employment under the foregoing circumstances at December 31, 1999 would have been approximately $559,000. In the event of a change in control, the term of the agreements would be automatically extended to a full thirty-six months. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. If Mr. Bowers were to prevail over the Company and the Bank in a legal dispute with respect to the agreements, he may be reimbursed for his legal and other expenses.

    In addition to the agreements described above, the Bank has entered into a supplemental executive retirement agreement with Mr. Bowers under which upon his termination of employment with the Bank, for reasons other than removal for "just cause," he will receive 10 annual payments from the Bank equal to (a) the product of his vested percentage (14% per year of service under the agreement, up to 100%) and 60% of his average annual compensation (the average of the highest annual compensation for five of the ten calendar years preceding termination) less (b) his annual offset amount (the sum of his primary social security benefits, one-tenth of the benefits he would receive if an award to him under the management recognition plan appreciated with the consumer price index and the benefits which he would receive as an annuity under the pension plan upon his termination of employment) and, if the Bank were to terminate Mr. Bowers' employment without just cause or his consent, or in the event of termination of employment in connection with a change in control (as defined in the incentive compensation plan), then Mr. Bowers' vested percentage would be 100%, and the present value of the benefits payable to him would be paid within 10 days of termination of employment or within 10 days following a change in control, if earlier.

TRANSACTIONS WITH MANAGEMENT

  The Bank makes loans to its directors, officers and employees in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time, and which do not involve more than the normal risk of collectibility or present other unfavorable features, except the Bank offers a one-percent discount on interest rates and origination fees, and waives indirect origination costs, on loans to directors, officers and employees. The following table set forth certain information regarding the loans outstanding to each director and executive officer of the Company who had loans with discounted interest rates and whose aggregate indebtedness to the Bank exceeded $60,000 at any time during the last fiscal year.

                                          THEN                               HIGHEST     BALANCE AT
                                LOAN    EFFECTIVE   ORIGINAL    MATURITY     BALANCE     DECEMBER 31,
NAME                            RATE      RATE        TERM        DATE       IN 1999        1999
----                           ------  ----------  ---------   ---------    --------    ------------
Thad R. & Judith O. Bowers     5.500%    5.500%     30 years     12-01-28    $199,781    $197,075
  President, Chief Executive   8.750     8.750      30 years     02-01-21      19,760      17,380
  Officer and Director;        6.000     7.000      15 years     10-01-12     139,390     130,812
  Senior Vice President        8.250     8.250       5 years     07-19-00      92,276      91,119
                               8.750     8.750       5 years     07-15-04      15,075      14,968

Joyce S. Rouse                 8.750     8.750       5 years     09-21-03       8,500       7,813
  Senior Vice President        6.000     7.000      30 years     07-01-28      59,289      58,121

John M. Wolford                7.625     7.625       3 years     04-01-01      31,021      28,649
  Senior Vice President        5.875     6.875      15 years     01-01-13      64,855      61,804
                               9.750     9.750       3 months    03-13-00       9,293       9,293
                               9.750     9.750       3 months    03-14-00       8,000       8,000

Michael H. Phipps              5.875     6.875      30 years     04-01-29     115,000     113,886
  Senior Vice President        9.750     9.750       1 year      07-26-00      12,000      12,000
                               8.750     8.750       5 years     03-22-04      30,000      23,672

     The Bank has contracted with BurWil Construction Co. of which Director Burriss serves as president to perform various remodeling and repair services on the Bank's properties in recent years. In 1999, the company received $58,400 of revenues in connection with remodeling, major repairs and routine maintenance for the Bank. It is anticipated that BurWil Construction Co. may continue to perform comparable remodeling, repair, maintenance or other construction services for the Company and the Bank in the future.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange
Act, the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, are required to file reports detailing their ownership and changes in ownership of the Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of ownership reports received prior to the Record Date, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1999 fiscal year except for Mr. Vann who was late filing his Form 3.

________________________________________________________________
                 INDEPENDENT AUDITORS
________________________________________________________________

     Crisp Hughes Evans LLP, which was the Company's independent auditor for the 1999 fiscal year, has been retained by the Board of Directors to be the Company's independent auditor for the 2000 fiscal year. A representative of Crisp
Hughes Evans LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he desires to do so.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Assistant Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 310 State at Edgemont, Bristol, Tennessee 37620, no later than December 16, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be delivered or mailed, in the form prescribed by the Company's Charter, to the Assistant Secretary of the Company at the above address not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is effected fewer than 40 days before the meeting, such written notice shall be delivered or mailed, as prescribed, to the Assistant Secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Joanne Sturgill

                            JOANNE STURGILL
                            ASSISTANT SECRETARY


Bristol, Tennessee
April 14, 2000

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JUDITH
O. BOWERS, INVESTOR RELATIONS OFFICER, TWIN CITY BANCORP, INC., 310 STATE AT EDGEMONT, BRISTOL, TENNESSEE 37620.

[x] PLEASE MARK VOTES         REVOCABLE PROXY
    AS IN THIS EXAMPLE      TWIN CITY BANCORP, INC.

                    ANNUAL MEETING OF STOCKHOLDERS
                             MAY 15, 2000

The undersigned hereby appoints Sid Oakley and John M. Vann, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Twin City Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at the main office of Twin City Federal Savings Bank, 310 State at Edgemont, Bristol, Tennessee on Monday, May 15, 2000 at 4:00 p.m., and at any and all adjournments thereof, as follows:
                                              WITH-
                                       FOR    HOLD    EXCEPT
                                       ---    -----   ------
1.   The election as a director of
     the nominee listed (except as
     marked to the contrary below):    [  ]   [  ]     [  ]

     FOR TERM OF THREE YEARS:
     Paul R. Wohlford

INSTRUCTION:   To withhold authority to vote for the listed
nominee, mark "EXCEPT" and write the nominee's name in the space provided below.

_______________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
NOMINEE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date            Date
this proxy in the box below
 _______________________________   ____________________________
|                               | |                            |
|_______________________________| |____________________________|
Stockholders sign above.          Co-holder (if any) sign above.

Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above stockholder acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a Proxy Statement therefor and an Annual Report to Stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE ACT PROMPTLY
         SIGN, DATE AND MAIL YOUR PROXY TODAY